UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 1, 2005
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                            SHUMATE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-30291                65-0735872
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

         12060 FM 3083, Conroe, Texas                             77301
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (936) 441-5100
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      1. Acquisition of HemiWedge Intellectual Property. See Item 2.01 below.

      2. Facility Lease. On December 1, 2005, Shumate Machine Works, a wholly owned subsidiary of Shumate Industries, entered into a lease agreement with option to purchase for the lease of a manufacturing facility of approximately 60,000 square feet located in Conroe, Texas. Shumate will use these premises in addition to the approximately 25,000 square feet that it currently leases in Conroe. The new lease agreement is a three-year lease at a rate of approximately $14,000 per month. The new lease agreement grants to Shumate Machine an option to purchase the premises covered under the lease for a purchase price of $1,825,000, against which amount Shumate Machine shall be entitled to a credit against the purchase price in an amount equal to the amount necessary to amortize the purchase price at seven percent (7%) over a period of 240 months. The purchase option expires on September 1, 2009. Concurrently therewith, the lessor of the property granted to Shumate Machine a right of first refusal with respect to the premises. In addition, Shumate Machine entered into a sublease agreement for the sublease of a portion of the premises to Modco Industries, Inc. The sublease agreement is a three-month sublease, with automatic extensions for the following 33 months, at a rate of approximately $4,000 per month.

Item 1.02 Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03 Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On December 5, 2005, Shumate Industries, Inc., or Shumate, through its newly-formed, wholly owned subsidiary, HemiWedge Valve Corporation, or HVC, acquired the intellectual property rights to the HemiWedge(R) line of products, including the HemiWedge(R) valve, from Soderberg Research and Development, Inc. and certain of its affiliates. The HemiWedge(R) valve is a quarter-turn, segmented metal seated valve, engineered to provide substantial technological improvements compared with what is available in the marketplace today from traditional butterfly, ball and gate valve designs. The intellectual property rights acquired consist of all patents, trademarks, and internet website relating to the HemiWedge(R) product line.

      The aggregate consideration paid for the intellectual property rights consisted of $138,500.00 in cash and a two-year, six percent (6%) promissory note in the principal amount of $100,000.00, payable in 24 equal installments of principal and interest. In addition, HVC agreed to deposit (a) $72,000.00 into an escrow account to be paid in the form of a monthly advance in the amount of $3,000.00 for each month of the 24 month period beginning with the month immediately following the closing date; and (b) three percent (3%) of the net sales proceeds collected from customers from (i) gross revenue from sales of products to which the acquired intellectual property relates, less (ii) sakes and/or use taxes, import and/or export duties, outbound transportation costs, and amounts allowed or credited due to returns, which payments shall begin two years after the closing date and continue until March 29, 2013. The $72,000.00 in monthly advances shall be credited against the three percent (3%) of the net sales proceeds.

      Shumate funded the cash portion of the purchase price with the proceeds of a private placement by A. Earl Swift, Shumate's former director and a significant stockholder of Shumate. Mr. Swift purchased 416,667 shares of Shumate's common stock in the private placement at a purchase price of $0.60 per share for gross proceeds of $250,000. Shumate relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the shares.



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HemiWedge Valve Corporation

      HVC will operate as a separate division of Shumate. The HemiWedge division intends to launch its new product line in the first half of 2006:

      o Quarter-turn metal seated valves with bore sizes ranging from 2" thru 8" 600# ANSI/API with custom sizes up to 24";

      o     multiple pressure classes and materials of construction;

      o targeting several market applications within oil and gas flow control; and

      o     ANSI and API certifications.

      The Hemiwedge(R) valve introduces new intellectual property to the industry, including a top entry replacement cartridge design. Shumate believes that the new patented design offers a longer lasting valve, especially in severe/critical services and flow control application through protected sealing surfaces, and it also believes that it will substantially reduces field down time from its pre-certified replacement cartridge.

      The energy field services market is comprised of several market segments including oil & gas field services, pipeline and transportation, process controls, fluid management and controls, subsea, refining, and maintenance services for these areas. According to the Valve Manufacturing Association, the dollar size of the U.S. industrial valve market that the HemiWedge(R) valve product line targets was $3.1 billion in 2004.

Item 2.02 Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06 Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

      Not applicable.



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Item 3.02 Unregistered Sales of Equity Securities.

      See Item 2.01 above.

Item 3.03 Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      See Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

      Not applicable.



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Section 8 - Other Events

Item 8.01 Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c) Exhibits.

            10.1  Asset Purchase Agreement

            10.2  Promissory Note


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SHUMATE INDUSTRIES, INC.
                                  (Registrant)


Date:  December 5, 2005           By: /s/ Matthew C. Flemming
                                      ------------------------------------------
                                      Matthew C. Flemming, Chief Financial
                                      Officer, Treasurer, Secretary, and
                                      Executive Vice President


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